UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2019 (July 19, 2019)
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	OUT	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on July 3, 2017 and September 6, 2018, certain subsidiaries of OUTFRONT Media Inc. (the “Company”) entered into a $100.0 million revolving accounts receivable securitization facility (the “AR Facility”) with MUFG Bank, Ltd., as a committed purchaser, group agent and administrative agent (“MUFG”), and a 364-day uncommitted $75.0 million structured repurchase facility (the “Repurchase Facility” and together with the AR Facility, the “AR Securitization Facilities”).

On July 19, 2019, the Company, certain subsidiaries of the Company and MUFG entered into (i) an Amended and Restated Receivables Purchase Agreement, dated as of July 19, 2019 (the “Amended and Restated RPA”), by and among Outfront Media LLC, Outfront Media Receivables LLC, Outfront Media Receivables TRS, LLC, MUFG, the other parties thereto from time to time as purchasers and group agents, and Gotham Funding Corporation, (ii) an Amended and Restated QRS Purchase and Sale Agreement, dated as of July 19, 2019 (the “QRS PSA”), between Outfront Media LLC and Outfront Media Receivables LLC, (iii) a TRS Purchase and Sale Agreement, dated as of July 19, 2019 (the “TRS PSA”), by and among Outfront Media LLC, Outfront Media Receivables TRS, LLC and the originators party thereto, (iv) an Amended and Restated Performance Guaranty, dated as of July 19, 2019 (the “Amended and Restated Performance Guaranty”), between the Company and MUFG, (v) an Amended and Restated Master Framework Agreement, dated as of July 19, 2019 (the “Amended and Restated MFA”), by and among Outfront Media LLC, Outfront Media Outernet Inc., MUFG and the originators party thereto, (vi) a Master Repurchase Agreement, dated as of July 19, 2019 (the “MRA”), between Outfront Media Outernet Inc. and MUFG, and (vii) an Amended and Restated Guaranty, dated as of July 19, 2019 (the “Amended and Restated Guaranty”), between the Company and MUFG, pursuant to which the Company (a) granted the Purchasers (as defined below) a security interest in the existing and future accounts receivable and certain related assets of the Company’s taxable real estate investment trust (“REIT”) subsidiaries (“TRSs”) as additional collateral under the AR Facility; (b) increased the borrowing capacity under the AR Facility from $100.0 million to $125.0 million; (c) increased the borrowing capacity under the Repurchase Facility from $75.0 million to $90.0 million; (d) extended the term of the AR Facility so that it will now terminate on June 30, 2022, unless further extended; and (e) extended the term of the Repurchase Facility so that it will now terminate on June 30, 2020, unless further extended. The remaining terms of the Amended and Restated RPA, the QRS PSA, the Amended and Restated Performance Guaranty, the Amended and Restated MFA and the Amended and Restated Guaranty are substantially the same as the terms under the previous versions of these agreements, including with respect to termination events and loan acceleration (except that the applicable delinquency ratios have been revised for the tenure of the agreements).

In connection with the AR Securitization Facilities, as amended, Outfront Media LLC and Outfront Media Outernet Inc., each a wholly-owned subsidiary of the Company, and certain of the Company’s TRSs (collectively, the “Originators”), will sell and/or contribute their respective existing and future accounts receivable and certain related assets to either Outfront Media Receivables LLC, a special purpose vehicle and wholly-owned subsidiary of the Company relating to the Company’s qualified REIT subsidiary accounts receivable assets (the “QRS SPV”) or Outfront Media Receivables TRS, LLC a special purpose vehicle and wholly-owned subsidiary of the Company relating to the Company’s TRS accounts receivable assets (the “TRS SPV” and together with the QRS SPV, the “SPVs”). The SPVs will transfer undivided interests in their respective accounts receivable assets to certain purchasers from time to time (the “Purchasers”). The SPVs are separate legal entities with their own separate creditors who will be entitled to access the SPVs’ assets before the assets become available to the Company.  Accordingly, the SPVs’ assets are not available to pay creditors of the Company or any of its subsidiaries, although collections from the receivables in excess of amounts required to repay the Purchasers and other creditors of the SPVs may be remitted to the Company. Outfront Media LLC will service the accounts receivables on behalf of the SPVs for a fee. The Company has agreed to guarantee the performance of the Originators and Outfront Media LLC, in its capacity as servicer, of their respective obligations under the agreements governing the AR Facility. described above Neither the Company, the Originators nor the SPVs guarantee the collectability of the receivables under the AR Facility. Further, the TRS SPV and the QRS SPV are jointly and severally liable for their respective obligations under the agreements governing the AR Facility described above.

In connection with the Repurchase Facility, the Originators may borrow funds collateralized by subordinated notes (the “Subordinated Notes”) issued by the SPVs in favor of their respective Originators and representing a portion of the outstanding balance of the accounts receivable assets sold by the Originators to the SPVs under the AR Facility. The Subordinated Notes will be transferred to MUFG, as repurchase buyer, on an uncommitted basis, and subject to repurchase by the applicable Originators on termination of the Repurchase Facility. The Originators have granted MUFG a security interest in the Subordinated Notes to secure their obligations under the agreements governing the Repurchase Facility described above, and the Company has agreed to guarantee the Originators’ obligations under the agreements governing the Repurchase Facility described above.

The SPVs pay Yield (as defined in the Amended and Restated RPA) at the then applicable Yield Rate (as defined in the Amended and Restated RPA) with respect to amounts advanced by the Purchasers under the AR Facility. The Company is also required to pay a program fee and a commitment fee in connection with the AR Facility. In addition, the Originators pay an interest rate margin equal to the London Interbank Offered Rate (“LIBOR”), plus 1.20%, with respect to amounts advanced by MUFG under the Repurchase Facility. The Originators are also required to pay an upfront program fee in connection with the Repurchase Facility.

The Amended and Restated RPA Amendment, the QRS PSA, the TRS PSA, the Amended and Restated Performance Guaranty, the Amended and Restated MFA, the MRA, the Amended and Restated Guaranty and the Subordinated Notes contain customary representations and warranties, affirmative and negative covenants, and termination events provisions, including but not limited to those providing for the acceleration of amounts owed under the AR Securitization Facilities if, among other things, the SPVs fail to pay Yield or the Originators fail to pay interest or other amounts due, the SPVs or the Originators become insolvent or subject to bankruptcy proceedings or certain judgments, or the SPVs or the Originators breach certain representations and warranties or covenants. Unless earlier terminated, the Repurchase Facility will terminate in connection with the termination of the AR Facility.

The foregoing descriptions of the Amended and Restated RPA Amendment, the QRS PSA, the Amended and Restated Performance Guaranty, the TRS PSA, the Amended and Restated MFA, the MRA, the Amended and Restated Guaranty and the Subordinated Notes are qualified in their entirety by reference to the Amended and Restated RPA Amendment, the QRS PSA (which includes the form of the Subordinated Note relating to the QRS SPV), the Amended and Restated Performance Guaranty, the TRS PSA (which includes the form of the Subordinated Note relating to the TRS SPV), the Amended and Restated MFA, the MRA and the Amended and Restated Guaranty, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1
Amended and Restated Receivables Purchase Agreement, dated as of July 19, 2019, by and among Outfront Media LLC, Outfront Media Receivables LLC, Outfront Media Receivables TRS, LLC, MUFG Bank, Ltd., the other parties thereto from time to time as purchasers and group agents, and Gotham Funding Corporation.

10.2	Amended and Restated QRS Purchase and Sale Agreement, dated as of July 19, 2019, between Outfront Media LLC and Outfront Media Receivables LLC (including the Form of Subordinated Note).

10.3	Amended and Restated Performance Guaranty, dated as of July 19, 2019, between OUTFRONT Media Inc. and MUFG Bank, Ltd.

10.4
TRS Purchase and Sale Agreement, dated as of July 19, 2019, by and among Outfront Media LLC, Outfront Media Receivables TRS, LLC and the originators party thereto (including the Form of Subordinated Note).

10.5	Amended and Restated Master Framework Agreement, dated as of July 19, 2019, by and among Outfront Media LLC, Outfront Media Outernet Inc., MUFG Bank, Ltd. and the originators party thereto.

10.6	Master Repurchase Agreement, dated as of July 19, 2019, between Outfront Media Outernet Inc. and MUFG Bank, Ltd.

10.7	Amended and Restated Guaranty, dated as of July 19, 2019, between OUTFRONT Media Inc. and MUFG Bank, Ltd.

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amended and Restated Receivables Purchase Agreement, dated as of July 19, 2019, by and among Outfront Media LLC, Outfront Media Receivables LLC, Outfront Media Receivables TRS, LLC, MUFG Bank, Ltd., the other parties thereto from time to time as purchasers and group agents, and Gotham Funding Corporation.

10.2	Amended and Restated QRS Purchase and Sale Agreement, dated as of July 19, 2019, between Outfront Media LLC and Outfront Media Receivables LLC (including the Form of Subordinated Note).

10.3	Amended and Restated Performance Guaranty, dated as of July 19, 2019, between OUTFRONT Media Inc. and MUFG Bank, Ltd.

10.4
TRS Purchase and Sale Agreement, dated as of July 19, 2019, by and among Outfront Media LLC, Outfront Media Receivables TRS, LLC and the originators party thereto (including the Form of Subordinated Note).

10.5	Amended and Restated Master Framework Agreement, dated as of July 19, 2019, by and among Outfront Media LLC, Outfront Media Outernet Inc., MUFG Bank, Ltd. and the originators party thereto.

10.6	Master Repurchase Agreement, dated as of July 19, 2019, between Outfront Media Outernet Inc. and MUFG Bank, Ltd.

10.7	Amended and Restated Guaranty, dated as of July 19, 2019, between OUTFRONT Media Inc. and MUFG Bank, Ltd.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: July 22, 2019